2025 Year-end Earnings Conference Call February 17, 2026 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Joi Harris – President and CEO Dave Ruud – CFO Matt Krupinski – Director of Investor Relations

Continuing to deliver exceptional results for our stakeholders; well positioned for long-term growth 4 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ 2025 operating EPS1 of $7.36 is above the high end of guidance driven by strong performance at our non-utilities ✓ Executed 1.4 GW data center agreement with an additional ~3 GW in late-stage negotiations • Oracle data center project and continued need to modernize our utility assets drives a $6.5 billion increase to our five-year capital investment plan ✓ Potential further upside to capital plan as discussions advance for additional data center opportunities • Discussions progressing well; expect to reach final terms with additional customer 1Q 2026 ✓ 2026 operating EPS guidance provides 6% - 8% growth over 2025 guidance midpoint; well positioned to achieve high end of the range due to RNG tax credits ✓ Long-term operating EPS growth rate target of 6% - 8% through 2030, with 2026 guidance midpoint as the base; confident we will reach the high end of the guidance range in each year driven by RNG tax credits and the flexibility they provide

Strong operational performance in 2025 continues to drive improved reliability and cleaner generation

Significant reliability improvement driven by strategic investments and process improvements, along with more favorable weather

- ✓ *~90% improvement in duration of outages since 2023*
- ✓ *Achieved best all-weather SAIDI metric in nearly 20 years*
- ✓ *Restored 99.9% of storm-impacted customers within 48 hours*
- ✓ *On track toward goal of reducing power outages by 30% and cutting outage time in half by 2029*
- ✓ *Continued installation of smart grid devices, ongoing pole top maintenance, robust tree trimming program and continued infrastructure rebuild of the 4.8kV system*

Successful execution of customer-focused clean energy investments

- ✓ *330 MW of solar projects placed in-service in 2025; additional 745 MW currently under construction*
- ✓ *Advancing 220 MW battery energy storage project; targeting late 2026 in-service date*
- ✓ *Converted Belle River unit 1 from coal to natural gas in 2025; unit 2 remains on track for conversion in 2026*
- ✓ *Safe harbored tax credits into 2029 allowing us to execute investments affordably; building ~900 MW of renewables per year on average over the next 5 years*



DTE
897238
DTE
700 LBS

DTE 5

Data center development and investments in reliability and cleaner generation drive significant increase to five-year capital plan; additional data center opportunities provide upside to plan 6 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2026 2027 2028 2029 2030 $7.73 ~3 GW data center opportunities provide upside to plan (operating EPS1 guidance) ~3 GW could drive over 8% operating EPS CAGR from 2027 - 2030 ~3 GW could drive over 8% operating EPS CAGR from 2027 - 2030 Current target is high end of 6% - 8% guidance range in each year $24 $4 ~$2 2025 - 2029 prior plan 2026 - 2030 current plan $30 $36.5 DTE Electric DTE Gas DTE Vantage22% 5-year investment plan (billions) ~$2 $4.5 $30 Additional data center opportunities could provide upside to plan

Data center opportunities continue to progress; Oracle data center approved and moving forward; advancing agreements with additional customer

~1.4 GW data center agreement with Oracle (in plan)

Overview

- Executed agreement and construction initiated
- ~1.4 GW of demand ramping up over next 2 to 3 years
- 19-year power supply agreement; minimum monthly charges
- 15-year energy storage contract covers capital investment
- Contracts approved by MPSC
- Drives ~$300 million of annual affordability benefits for existing customers once fully ramped

Capacity Requirements

- Load ramp supported by existing capacity and new energy storage investments

Investment

- Nearly $2 billion energy storage investment included in current five-year plan to support this new load

Progress / Next Steps

- Data center construction is underway
- Energy storage investments begin ramping up in 2026

6 GW pipeline provides additional capital opportunity

Demand

- Advanced discussions with multiple hyperscalers for ~3 GW of additional load
- Discussions progressing well; advancing agreements with additional customer
- Multiple other opportunities provide an additional 3-4 GW of new load
- Additional demand expected as customers expand

Capacity Requirements

- Load ramps will require investments in new baseload generation, renewables and/or related storage investment; generation requirements will be solidified through the IRP process
- Extensive development expertise and solid land positions support potential renewable and storage buildout

Investment Opportunity

- $ TBD
- Incremental investment could begin ramping up in 2027

Next Steps

- Expect to reach final terms with additional customer 1Q 2026
- Incorporate incremental generation requirements into 2026 IRP filing for approval

DTE
7

8 Oracle data center drives ~$300 million of annual affordability benefits for existing customers once fully ramped Estimated cost of service by class 31% 26% 26% 21% 43% 35% 18% Current With Oracle data center Oracle data center Residential Commercial Industrial 3.1% 20.9% 23.8% DTE Electric Great Lakes average National average Top tier affordability Total electric residential bill change % from 2021 to 20251 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from October 2024 to September 2025 2. Source: EIA and Federal Reserve Economic Data (FRED) Data center projects combined with our continuous improvement culture will sustain our historical success of managing customer affordability ✓ Our distinctive continuous improvement culture will continue to drive cost management ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions ✓ Diversified energy mix maintains flexibility to adapt to future technology advancements ✓ IRA supports transition to cleaner energy while supporting customer affordability goals Electric residential bill as a percent of median household income2 2.6% 0.0% 2.4% 2.2% 2.0% 1.8% Michigan National Average 2.0% 1.8%

2025 operating earnings1 variance 9 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2024 2025 Variance Primary drivers DTE Electric $1,105 $1,217 $112 Rate implementation, warmer weather, lower storm expense and higher renewable earnings partially offset by higher O&M and rate base costs DTE Gas 263 295 32 Colder weather and rate implementation partially offset by higher O&M and rate base costs DTE Vantage 133 162 29 RNG production tax credits and higher customer energy solutions earnings partially offset by lower investment tax credits and lower steel related earnings Energy Trading 100 114 14 Continued strength in contracted physical power and gas portfolios Corporate & Other (185) (258) (73) Higher interest expense and other one-time tax items in 2025 DTE Energy $1,416 $1,530 $114 Operating EPS $6.83 $7.36 $0.53 Avg. Shares Outstanding 207 207 (millions, except EPS) Exceeded the high end of operating EPS guidance range of $7.09 - $7.23 in 2025 driven by strong performance at our non-utilities

2026 operating EPS1 guidance midpoint provides 7% growth over 2025 original guidance midpoint; positioned to achieve high end 10 (millions, except EPS) 2026 operating earnings DTE Electric $1,340 - $1,360 DTE Gas 315 - 325 DTE Vantage 180 - 190 Energy Trading 50 - 60 Corporate & Other (310) - (300) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Positioned to achieve high end of operating EPS guidance in 2026 due to favorability from RNG tax credits at DTE Vantage DTE operating earnings guidance $1,585 - $1,615 DTE operating EPS guidance $7.59 - $7.73 • Utility growth driven by customer-focused investment supporting building the grid of the future and cleaner energy transition • DTE Vantage guidance supported by new project development in the custom energy solutions space and production tax credit opportunities • Continued strength in contracted physical power and gas portfolios at Energy Trading

Maintaining strong cash flows, balance sheet and credit profile 11 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting equity issuances of $500 - $600 million annually 2026 – 2028, with similar levels planned through 2030 − The equity need is due to a ~$3.5 billion increase in capital over the next 3 years to support data center load growth and generation investments − Plan may also include additional junior subordinated debt to support balance sheet metrics • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting ~15% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

12 Well positioned to continue to drive long-term value for shareholders while delivering affordable, reliable energy for our customers Strong Long-Term Growth Opportunities Solid Regulatory Construct Reliable and Affordable Energy for our Customers Consistent Financial Results • Met or exceeded operating EPS1 guidance 18 of past 19 years • Strong balance sheet and credit metrics support the execution of our long-term plan • Executing on significant improvement in system reliability • On track with goal to reduce power outages by 30% and cut outage time in half by 2029 • Continuous improvement culture drives success in maintaining affordability • Residential electric bill increase well below national average since 2021 • Work collaboratively with the MPSC to ensure safe, reliable and affordable energy for our customers • Renewable investments supported by cost recovery mechanism defined by Michigan energy law • IRMs drive consistent, predictable infrastructure investments with timely recovery • 10-month rate case cycle and forward test-year help reduce regulatory lag • Transparent IRP process provides opportunity to align with key stakeholders on generation investments • $36.5 billion five-year capital plan supports Oracle data center development, cleaner generation transformation and improved reliability • Long-term operating EPS growth rate target of 6% - 8% through 2030; confident we will reach the high end of the guidance range in each year driven by RNG tax credits • Confident that additional data center opportunities provide upside to long-term plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

13 Appendix

DTE Electric: significant investment increase driven by Oracle data center project, cleaner generation investments supporting future coal plant retirements and continued hardening of our distribution system

- Capital increase of $6 billion from prior plan is primarily driven by Oracle data center project and other customer-focused initiatives
  - Incremental storage investment to support data center transaction; fully covered by Oracle
  - Renewable investment supports continued success of MIGreenPower voluntary program and fulfills requirements of legislated clean energy plan
  - Combined cycle gas turbine (CCS[1] capable) build to replace base load generation as coal plants retire by 2032; submitted a competitive bid for the 2026 Integrated Resource Plan (IRP) All Source RFP
  - Distribution investment to continue to harden our system and improve reliability
- Strategic investments and process improvements, along with more favorable weather, have led to significant improvement in reliability for our customers
  - Nearly 90% improvement in duration of outages since 2023
  - On track with goal to reduce power outages by 30% and cut outage time in half by 2029
- Rate case filing supports our grid reliability investment commitment while maintaining affordability
  - Requesting ~$1 billion of distribution spend to be included in the IRM by 2029



DTE Electric investment
(billions)
$24
$30
25%
$10
$10
$4
$15
$11
$4
Cleaner generation[2]
Distribution infrastructure
Base infrastructure
2025 - 2029 prior plan
2026 - 2030 current plan

1. Carbon capture and storage
2. Includes $10 billion of renewable investment, $2.5 billion of energy storage investment and $2.5 billion of combined cycle gas turbine investment

DTE 14

DTE Gas: replacing aging infrastructure to ensure reliability and safety for our customers 15 Gas renewal program Base infrastructure $1.5 $1.8 $2.5 $2.7 2025 - 2029 prior plan 2026 - 2030 current plan $4.0 $4.5 DTE Gas investment (billions) • Continuing to improve customer service excellence and progress on main renewal − Ongoing progress on main renewal program; renewed ~2,000 miles since program inception • Long-term capital investment plan focused on infrastructure improvements including main renewal investments to minimize leaks and reduce costs for our customers − Significant investment to support main renewal recovered through Infrastructure Recovery Mechanism (IRM) − Base infrastructure investments enhance distribution, transmission, compression and storage − Continued focus on safety and affordability for customers 2025-2029 currently includes potential 175M task at DTE Gas ~1 3%

DTE Vantage: strategic focus on custom energy solutions projects 16 JN • Progressing on project development − Continuing construction on the long-term, fixed-fee custom energy solutions project with Ford Motor Company; expecting commercial operation in 2026 − Began construction on project to design, build, own, operate and maintain a 42 MW combined heat and power project serving a large industrial customer; expecting commercial operation in early 2027 − ~$2 billion five-year capital investment plan supports continued execution of utility- like, long-term, fixed-fee contracted projects and decarbonization growth opportunities • New projects coming on-line in 2026 and 2027, combined with a solid long-term development pipeline, provide confidence we can achieve our DTE 6% - 8% operating EPS1 growth through 2030 − 2030 operating earnings projection of $150 - $160 million following the expiration of RNG tax credits in 2029 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Top tier affordability for our customers over the last 4 years 17 State comparison – electric residential bill change % from 2021 to 20251 Great Lakes average 20.9% U.S. average 23.8% 1st quartile 2nd quartile 3rd quartile 4th quartile 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from October 2024 to September 2025 DTE 3.1% Great Lakes peer states

Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 18 1. Definition of net zero included in the appendix 2024 Sustainability Report https://empoweringmichigan.com/dte-impact/performance Link:

Weather impact on sales 19 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (millions) (per share) 4Q YTD 4Q YTD 2024 ($10) ($31) ($0.05) ($0.15) 2025 $12 $7 $0.06 $0.04 (millions) (per share) 4Q YTD 4Q YTD 2024 ($12) ($61) ($0.06) ($0.30) 2025 $18 $26 $0.09 $0.12 2024 2025 % Change Actuals 926 898 (3%) Normal 915 913 0% Deviation from normal 1% (2%) 4Q 2024 4Q 2025 % Change 2024 2025 % Change Actuals 1,948 2,332 20% 5,306 6,482 22% Normal 2,140 2,118 (1%) 6,288 6,162 (2%) Deviation from normal (9%) 10% (16%) 5% (GWh) 2024 2025 % Change Residential 15,369 15,475 0.7% Commercial 19,039 18,871 (0.9%) Industrial 10,125 9.953 (1.7%) Other 199 192 (3.5%) 44,732 44.491 (0.5%) 2025 sales up 1.8% after adjusting for Leap Year (0.3%) and Energy Optimization (2%) 1. DTE Electric 2024 weather normalized data based on 2008 – 2022 weather and 2025 weather normalized data based on 2009 – 2023 weather 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 3. DTE Gas 2024 weather normalized data based on 2009 – 2023 weather and 2025 weather normalized data based on 2010 – 2024 weather

Cash flow and capital expenditures 20 1. Includes equity issued for employee benefit programs. ~$80 million in 2025 and up to $100 million expected in 2026 2025 actuals 2026 guidance DTE Electric Base infrastructure $660 $1,020 Cleaner generation 1,255 2,440 Distribution infrastructure 1,768 1,760 $3,683 $5,220 DTE Gas Base infrastructure $331 $590 Gas renewal program 330 310 $661 $900 Non-utility $609 $600 - $700 Total $4,953 $6,720 - $6,820 (millions) Cash flow Capital expenditures 2025 actuals 2026 guidance Cash from operations1 $3.4 $3.9 Capital expenditures (5.0) (6.8) Free cash flow ($1.6) ($2.9) Dividends (0.9) (1.0) Other (0.2) (0.2) Net cash ($2.7) ($4.1) Debt financing Issuances $4.4 $4.9 Redemptions (1.5) (1.3) External equity issuances - 0.5 Total debt financing $2.9 $4.1 Change in cash on hand $0.2 - (billions)

2025 and 2024 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 21 Adjustments key A) MPSC disallowance of power supply costs previously recorded — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions B) Revision in Asset retirement obligations associated with the License Termination Plan for the final decommissioning of Fermi 1 — records in Operating Expenses — Asset (gains) losses and impairments, net C) Estimated litigation outcome regarding EES Coke Battery — recorded in Operating Expenses — Operation and maintenance D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility E) Adjustment to Income Tax Expense due to a tax law change in Illinois F) Adjustments to Income Tax Expense due to the One Big Beautiful Bill Act and its impact to the charitable contribution valuation allowance G) Gain on sale of equity investment — recorded in Other (Income) and Deductions H) One-time costs resulting from the voluntary separation incentive program — recorded in Operating Expenses — Operation and maintenance I) MPSC disallowance of power supply costs previously recorded — recorded in Operating Expenses — Assets (gains) losses and impairment, net J) Impairment of equity investment for closure of a renewable facility — recorded in Other (Income) and Deductions 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 22 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.